=======================================================================
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549
                        -----------------------
                       SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934

               Filed by the Registrant (X)
               Filed by a Party other than the Registrant ( )

               Check the appropriate box:
               ( ) Preliminary Proxy Statement
               ( ) Confidential, for Use of the Commission Only
                   (as permitted by Rule 14a-6(e)(2))
               (X) Definitive Proxy Statement
               ( ) Definitive Additional Materials
               ( ) Soliciting Material Pursuant to Rule 14a-11(c) or
                    14a-12

                         EMERITUS CORPORATION
     -------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)

     -------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than the
                              Registrant)

Payment of Filing Fee (Check the appropriate box):
 (X) No fee required
 ( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

                       CALCULATION OF FILING FEE
================ ============== ============== ============ =========
                                Per unit price
                                   or other
                                  underlying
 Title of each     Aggregate       value of      Proposed
    class of       number of     transaction     maximum
 securities to   securities to     computed     aggregate
     which           which       pursuant to     value of   Total fee
  transaction     transaction      Exchange    transaction     paid
    applies         applies     Act Rule 0-11
================ ============== ============== ============ =========

================ ============== ============== ============ =========

( )    Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:_____________    Filing Party: _________________

Form, Schedule or
Registration Statement No.:_________    Date Filed:_____________________
=======================================================================

                         [COMPANY LOGO]

                   [EMERITUS ASSISTED LIVING]



                          April 13, 1998



Dear Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Emeritus Corporation, a Washington corporation, to be held on Wednesday, May 20, 1998, at 10:00 a.m. at the Columbia Winery, Milestone Room, 14030 N.E. 145th Street, Woodinville, Washington 98072.

     The business matters to be acted on at the meeting are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

     Your vote is very important. Whether or not you attend the meeting, your shares should be represented and voted at the meeting. Therefore, I urge you to mark, sign, date and promptly return the enclosed proxy. If you decide to attend the meeting and wish to vote in person, you will still have the opportunity to do so.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

                              Sincerely,

                              /s/ Daniel R. Baty

                              Daniel R. Baty
                              Chairman of the Board and
                                Chief Executive Officer

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  TO BE HELD WEDNESDAY, MAY 20, 1998



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Emeritus Corporation, a Washington Corporation, (the "Company"), will be held on Wednesday, May 20, 1998, at 10:00 a.m. at the Columbia
Winery, Milestone Room, 14030 N.E. 145th Street, Woodinville,
Washington 98072, for the following purposes:

     (1) To elect three directors into the Class II of the Company's Board of Directors.

     (2)  To approve the 1998 Employee Stock Purchase Plan.

     (3)  To amend the 1995 Stock Incentive Compensation Plan.

     (4) To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for fiscal year 1998.

     (5) To transact such other business as may come before the meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on March 27, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person.

     To ensure representation at the Annual Meeting, shareholders are urged to mark, sign, date and return the enclosed proxy as promptly as possible, even if they plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for this purpose. Any shareholder attending the Annual Meeting may vote in person even if such shareholder has returned a proxy if the proxy is revoked in the manner set forth in the accompanying Proxy Statement.

                              By Order of the Board of Directors

                              /s/ Daniel R. Baty

                              Daniel R. Baty
                              Chairman of the Board and
                                Chief Executive Officer

Seattle, Washington
April 13, 1998

WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. This will ensure the presence of a quorum at the meeting. Promptly marking, signing, dating and returning your proxy will save the Company the expense of additional solicitation. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

                       EMERITUS CORPORATION
               ---------------------------------
                         PROXY STATEMENT
               ----------------------------------


            INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Emeritus Corporation, a Washington Corporation (the "Company"), of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 20, 1998, at 10:00 a.m. at the Columbia Winery, Milestone Room, 14030 N.E. 145th Street, Woodinville, Washington 98072, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The principal executive offices of the Company are located at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121. It is expected that this Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about April 13, 1998.

RECORD DATE AND OUTSTANDING SHARES

     Holders of record of the Company's common stock (the "Common
Stock") at the close of business on March 27, 1998, are entitled to notice of and to vote at the Annual Meeting. On that date there were 10,483,050 shares of Common Stock outstanding.

REVOCABILITY OF PROXIES

     Shares represented at the Annual Meeting by properly executed proxies in the accompanying form will be voted at the Annual Meeting and, where the shareholder giving the proxy specifies a choice, the proxy will be voted in accordance with the specification so made. A proxy given for use at the Annual Meeting may be revoked by the shareholder giving the proxy at any time prior to the exercise of the powers conferred thereby. A proxy may be revoked either by (a) filing with the Secretary of the Company prior to the Annual Meeting, at the Company's principal executive offices, either a written revocation or a duly executed proxy bearing a later date or (b) attending the Annual Meeting and voting in person, regardless of whether a proxy has previously been given. Presence at the Annual Meeting will not revoke the shareholder's proxy unless such shareholder votes in person.

QUORUM AND VOTING

     Under Washington law and the Company's Articles of Incorporation, if a quorum is present at the Annual Meeting, (a) the three nominees for election as directors who receive the greatest number of votes cast for the election of directors at the Annual Meeting by the shares present in person or represented by proxy at the Annual Meeting and entitled to vote shall be elected directors, and (b) the proposals to approve the 1998 Employee Stock Purchase Plan, to amend the 1995 Incentive Compensation Plan and to ratify the appointment of the accountants will be approved if the votes cast in favor of such proposals by the shares present in person or represented by proxy at the Annual Meeting and entitled to vote exceed the votes cast against such proposals. Abstention from voting will have no effect on the election of directors or the approval of the proposals since they will not represent votes cast at the Annual Meeting for the purposes of electing directors and voting on such proposals. Because brokers have discretion to vote shares of Common Stock held on behalf of beneficial owners if no instructions for voting such shares are received as to the matters to be voted upon at the Annual Meeting, there will be no "broker nonvotes".

SOLICITATION OF PROXIES

     Proxies will be solicited by certain of the Company's directors, officers and regular employees, without payment of any additional compensation to them. Proxies will be solicited by personal interview, mail and telephone. Any costs relating to such solicitation of proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of

Common Stock for their expenses in forwarding solicitation materials to such beneficial owners.

                         ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, each of three Class II directors are to be elected to hold office for a term of three years until the Company's annual meeting of shareholders in 2001, and until such director's successor shall be elected and qualified. The Board of Directors has no reason to believe that any of the nominees listed below will be unable to serve as a director. If, however, any nominee becomes unavailable, the proxies will have discretionary authority to vote for a substitute nominee. Pursuant to a shareholders agreement entered into in connection with the NorthStar Transaction, the Company has agreed to take all necessary action to elect one director selected by NorthStar, and to take further action with respect to the Board if certain events occur. See "Certain Transactions - NorthStar Transaction". Mr. Hamamoto was appointed a member of the Board in November 1997 pursuant to this agreement.

NOMINEES FOR ELECTION

     CLASS II DIRECTORS (TERM TO EXPIRE IN 2001)

     Tom A. Alberg (age 58) has served as a director of the Company since November 1995. Since January 1996, Mr. Alberg has been principal of Madrona Investment Group, L.L.C., a private merchant banking firm. Mr. Alberg was President and a director of LIN Broadcasting Corporation, a cellular telephone company, from April 1991 to October 1995, and Executive Vice President of AT&T Wireless Services, a provider of cellular telephone services, formerly McCaw Cellular Communications, Inc., from July 1990 to October 1995. Mr. Alberg is also a director of Active Voice Corporation, Amazon.com, Inc., Mosaix, Inc., Visio Corporation and Teledesic Corporation.

     Raymond R. Brandstrom (age 45), one of the Company's founders, has served as its President and Chief Operating Officer and as a director since its inception in 1993. From May 1992 to October 1996, Mr. Brandstrom served as President of Columbia-Pacific Group, Inc. ("Columbia Pacific") and Columbia Management, Inc. ("Columbia Management"), both of which companies are engaged in developing independent-living facilities and providing consulting services for that market. From May 1992 to May 1997, Mr. Brandstrom served as Vice President and Treasurer of Columbia Winery, a company affiliated with Mr. Baty that is engaged in the production and sale of still table wines.

     David T. Hamamoto (age 38) has served as a director of the Company since November 1997. Mr. Hamamoto is a member of Northstar Capital Partners LLC ("NorthStar"), a real estate fund that he founded in July 1997. Between 1983 and July 1997, Mr. Hamamoto was employed by Goldman Sachs, most recently as co-founder and co-head of the Real Estate Principal Investment Area of the Whitehall Funds. Mr. Hamamoto is also Co-Chairman, Co-Chief Executive Officer and Co-President of Northstar Capital Investment Corporation, a private investment firm.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE
                          DIRECTOR NOMINEES.

CONTINUING DIRECTORS

     CLASS I DIRECTORS (TERM TO EXPIRE IN 2000)

     Patrick Carter (age 52) has served as a director of the Company since November 1995. Since 1985, Mr. Carter has been Chief Executive Officer and Managing Director of Westminister Health Care Holdings, Plc., a publicly held operator of skilled-nursing facilities in the United Kingdom.

     Motoharu Iue (age 61) has served as a director of the Company since April 1995. Mr. Iue has served as Chairman of the Board of Sanyo North America Corporation ("Sanyo") and President of Three Oceans Inc. ("Three Oceans") since October 1996. Mr. Iue served as President of Sanyo and as Chairman of the Board of Three Oceans and since 1992 has served as Chief Executive Officer of Sanyo and Chief Executive Officer of Three Oceans. Three Oceans Inc. is a 3.7% shareholder of the Company. Mr. Iue has been a director of Sanyo since 1977.

     CLASS III DIRECTORS (TERM TO EXPIRE IN 1999)

     Daniel R. Baty (age 54), one of the Company's founders, has served as its Chief Executive Officer and as a director since its inception in 1993 and became Chairman of the Board in April 1995. Mr. Baty has served as the Chairman of the Board of Holiday Retirement Corp. ("Holiday"), an owner and operator of independent-living communities, since 1987 and as its Chief Executive Officer from 1991 through September 1997. Since 1984, Mr. Baty has served as Chairman of the Board of Columbia Pacific and, since 1986, as Chairman of the Board of Columbia Management, both of which companies are wholly owned by Mr. Baty and engaged in developing independent-living facilities and providing consulting services for that market.

     William E. Colson (age 56) has served as a director of the Company since 1995. Mr. Colson is a founder of Holiday and has been its President and Chief Operating Officer since 1987. In September 1997, Mr. Colson became Chief Executive Officer of Holiday.

INFORMATION ON COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     The Board of Directors has established a Compensation Committee and an Audit Committee. The Company has no Nominating Committee, and the full Board of Directors selects nominees for election as directors.

     The Compensation Committee establishes salaries, incentives and other forms of compensation for directors, officers and other key employees of the Company, administers the 1995 Stock Incentive Compensation Plan and recommends policies relating to benefit plans. The Compensation Committee currently consists of Messrs. Alberg, Carter and Iue. The Compensation Committee met four times in 1997.

     The Audit Committee reviews the Company's accounting practices, internal accounting controls and financial results and oversees the engagement of the Company's independent auditors. The Audit Committee currently consists of Messrs. Alberg and Carter. The Audit Committee met twice in 1997.

     During 1997, there were eight meetings of the Board of Directors, and all board members attended at least 75% of the meetings of the Board of Directors and of each committee of which he was a member.

COMPENSATION OF DIRECTORS

     Nonemployee directors currently receive $500 for each meeting of the Board of Directors or committee of the Board of Directors that they attend. In September 1995, the Company established the Stock Option Plan for Nonemployee Directors, which provides that each nonemployee director who is initially elected or appointed to the Board of Directors will, upon such election or appointment, be automatically granted a fully vested option to purchase 2,500 shares of Common Stock. In addition, each nonemployee director is automatically granted a fully vested option to purchase 2,000 shares of Common Stock immediately following each year's annual meeting of shareholders.

                        EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information with respect to compensation paid by the Company in the fiscal years ended December 31, 1995, 1996 and 1997 to the Company's Chief Executive Officer; Chief Operating Officer; Vice President, Operations; Vice President, Finance; and Vice President, Sales and Marketing (the "Named Executive Officers"). None of the Company's other executive officers earned salary and bonus in excess of $100,000 during the fiscal year ended December 31, 1997.

                                                 Summary Compensation Table

                                                                        Long-Term
                                                                       Compensation
                                              Annual Compensation         Awards
                                          ---------------------------  ------------
                                                                        Securities
             Name and                                  Other Annual     Underlying      All Other
        Principal Position          Year   Salary    Compensation (3)    Options     Compensation (1)
----------------------------------  ----  ---------  ----------------  ------------  ----------------
Daniel R. Baty (2)................  1997  $   -           $1,363          64,000       $   -
     Chairman and Chief             1996  $   -           $2,190          50,000       $   -
     Executive Officer              1995  $   -           $3,568          50,000       $   -

Raymond R. Brandstrom.............  1997  $100,000        $1,363          57,000       $   -
     President and Chief            1996  $100,000        $  720          50,000       $   -
     Operating Officer              1995  $100,000        $   -           35,000       $   -

Gary D. Witte (4).................  1997  $151,667        $  264          57,000       $ 9,167
     Vice President, Operations     1996  $ 18,552        $  110          50,000       $   833

Kelly J. Price....................  1997  $ 99,357        $1,363          44,000       $   -
     Vice President, Finance        1996  $ 76,554        $  982          10,000       $   -
     Chief Financial Officer        1995  $ 44,134        $  150           1,250       $   -

Sarah J. Curtis (5)...............  1997  $ 87,708        $1,334          22,000       $10,000
     Vice President, Sales and
     Marketing

-----------

(1) Consists of $833 and $9,167 in housing allowances for 1996 and 1997, respectively, for Mr. Witte and $10,000 in housing allowance for 1997 for Ms. Curtis.

(2) Mr. Baty is not currently paid salary by the Company. On April 17, 1995, the Company purchased investment securities in The Standish Care Company (now Carematrix Corporation) from a corporation wholly owned by Mr. Baty. Such investment securities were purchased by the Company at such corporation's original cost, which exceeded the then current market value of such securities. The excess of the cost to the Company over market value at the time of purchase was $426,000 and has been treated for financial reporting purposes as compensation to Mr. Baty for 1995.

(3) Consists of amounts paid for parking fees and health club memberships.

(4)  In November 1996, Mr. Witte was hired as the Company's
     Vice President, Operations.

(5)  In March 1997, Ms. Curtis was hired as the Company's Vice
     President, Sales and Marketing. Ms. Curtis's current annual base salary is $110,000.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 1997 to the Named Executive Officers.

                                    Options Granted in Last Fiscal Year

                              Individual Grants
------------------------------------------------------------------------------
                                                                                Potential Realizable Value
                         Number of      Percent of                                at Assumed Annual Rates
                        Securities    Total Options                             of Stock Price Appreciation
                        Underlying      Granted to      Exercise                    for Option Term(4)
                          Options      Employees in      Price      Expiration  ---------------------------
        Name           Granted(#)(1)  Fiscal Year(2)  ($/Share)(3)     Date          5%            10%
---------------------  -------------  --------------  ------------  ----------  ------------  -------------
Daniel R. Baty         64,000         9.1%            $13.375        11/20/07     $538,334     $1,364,244
Raymond R. Brandstrom  57,000         8.1%            $13.375        11/20/07     $479,454     $1,215,029
Gary D. Witte          57,000         8.1%            $13.375        11/20/07     $479,454     $1,215,029
Kelly J. Price         44,000         6.3%            $13.375        11/20/07     $370,104     $  937,917
Sarah J. Curtis        22,000         3.1%            $13.375        11/20/07     $185,052     $  468,959

------------------
(1) The options have terms of ten years and generally vest 20% per year commencing one year from the date of grant. Upon the occurrence of certain corporate transactions, the exercisability of the options may be accelerated.
(2) Based on an aggregate of 703,000 shares subject to options granted to employees in the fiscal year ended December 31, 1997.
(3) The option exercise price is equal to the closing price of the Common Stock on the American Stock Exchange, Inc. on the date of grant.
(4) Future value of current-year grants assuming appreciation of 5% and 10% per year over the 10-year option period. The actual value realized may be greater or less than the potential realizable values set forth in the table. The assumed rates of growth are prescribed by the Securities and Exchange Commission (the "Commission") for illustrative purposes only and are not intended to predict or forecast future stock prices.

FISCAL YEAR-END OPTION VALUES

     None of the Named Executive Officers exercised options during the fiscal year ended December 31, 1997. The following table sets forth certain information regarding options held as of the end of such fiscal year by each of the Named Executive Officers.

             Aggregated Options Exercises in 1997 and Fiscal Year-Ended Option Values

                            Number of Securities
                           Underlying Unexercised       Value of Unexercised
                                 Options at           In-the-Money Options at
                           December 31, 1997 (#)      December 31, 1997(1) ($)
                         --------------------------  --------------------------
         Name            Exercisable  Unexercisable  Exercisable  Unexercisable
-----------------------  -----------  -------------  -----------  -------------
Daniel R. Baty           30,000       134,000        $22,500      $90,000
Raymond R. Brandstrom    24,000       118,000        $22,500      $90,000
Gary D. Witte            10,000        97,000        $22,500      $90,000
Kelly J. Price            2,500        52,750        $ 4,500      $18,000
Sarah J. Curtis             -          22,000        $   -        $   -

(1) Options to purchase an aggregate of 160,000 shares held on a combined basis by the Named Executive Officers were in-the-money at the fiscal year-end based on the $12.75 closing price of the Common Stock on the American Stock Exchange, Inc. on December 31, 1997.

        COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board (the "Committee") consists of three nonemployee directors. The Committee is responsible for establishing and administering the Company's executive compensation programs. The objectives of these programs are to pay competitively in order to attract qualified executive personnel who best meet the Company's needs; retain and motivate these executives to achieve superior performance; link individual compensation to individual and company performance; and align executives' financial interests with those of the Company's shareholders.

     Executive compensation generally consists of two components: base salary and long-term incentive awards. The Committee has established each executive's compensation package by considering (a) the salaries of executive officers in similar positions in companies in the same industry as the Company and in related industries, (b) the experience and contribution levels of the individual executive officer, and (c) the Company's financial performance. Companies used as a reference for considering compensation levels include some but not all of the companies constituting the peer group in the Stock Performance Graph. The Company also relies on the recommendations of the Chief Executive Officer in matters related to the individual performance of the other executive officers, because the Committee believes that the Chief Executive Officer is the most qualified to make this assessment. Base salaries for executive officers generally are designed to be less than those paid by competitors in the assisted-living industry. These lower base salaries are combined with stock option grants so that a significant portion of the executives pay is tied to the Company's performance.

     Base Salaries. In 1997, base salaries were established as described above.

     Stock Options. Stock options are granted to provide a long-term incentive opportunity that is directly linked to shareholder value. They are granted with an exercise price equal to the market value of the Common Stock on the date of grant, and become exercisable in 20% annual increments beginning one year after the date of grant. To encourage stock retention, all options are granted as incentive stock options to the maximum extent possible under the Internal Revenue Code
of 1986, as amended (the "Code").    In 1997, stock options were
granted to a total of 149 employees of the Company in recognition of their dedication, commitment and hard work. After considering the performance of each executive, the Committee determined the number of options to be granted to each executive officer.

     Annual Incentives. To date, the Committee has not established a regular annual incentive or bonus plan for the Company's executive officers. None of the Company's executive officers were awarded a bonus in 1997.

     The Company's Chief Executive Officer, Mr. Baty, a founder of the Company, has a significant equity position in the Company. As of the record date, Mr. Baty owned shares and exercisable options representing 28.8% of the Company's Common Stock. Mr. Baty receives no base salary or bonus. The compensation pattern was established prior to the Company's initial public offering and the Committee has continued it, recognizing that the principal compensation of Mr. Baty will be the increased value of his equity stake in the Company.

     Section 162(m) of the Internal Revenue Code (the "Code") includes potential limitations on the deductibility for federal income tax purposes of compensation in excess of $1 million paid or accrued with respect to any of the executive officers whose compensation is required to be reported in the Company's Proxy Statement. Certain performance-based compensation that has been approved by shareholders is not subject to the deduction limit. The Company's stock option plans are structured to qualify options granted thereunder as performance-based compensation under Section 162(m). For 1998, the Committee does not contemplate that there will be any such nondeductible compensation.



                              Compensation Committee



                              Tom A. Alberg, Chair
                              Patrick Carter
                              Motoharu Iue

                        STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total return on shares of the Company's Common Stock with the cumulative total return of the AMEX Market Value Index and a peer group selected by the Company for the period beginning on November 21, 1995, the first day of trading for the Company's Common Stock, and ending on December 31, 1997, the end of the Company's last fiscal year.

              Comparison of Cumulative Total Return Among
       Emeritus Corporation, the AMEX Market Value Index and the
                              Peer Group

                         [GRAPH APPEARS HERE]


                     Emeritus      AMEX       New         Old
                    Corporation   Market   Peer Group  Peer Group
                    -----------  --------  ----------  ----------
November 21, 1995       100         100        100         100
December 31, 1995        78         105         98          98
December 31, 1996        90         112        102          84
December 31, 1997        85         136        179         147




     Assumes $100 invested in the Common Stock, the AMEX Market Value Index and the peer groups, with all dividends reinvested. Stock price performance shown above for the Common Stock is historical and not necessarily indicative of future price performance.

     The new peer group consists of eight companies primarily involved in the provision of assisted-living services: Alternative Living Services Inc., ARV Assisted Living, Inc., Assisted Living Concepts Inc., Atria Communities, Inc., Carematrix Corp. (formerly The Standish Care Company), Greenbriar Corp., Regent Assisted Living Inc. and Sunrise Assisted Living Inc.

     The old peer group consists of nine companies primarily involved in the provision of assisted-living services: Alternative Living Services Inc., ARV Assisted Living, Inc., Assisted Living Concepts Inc., Atria Communities, Inc., Carematrix Corp. (formerly The Standish Care Company), Greenbriar Corp., Just Like Home, Inc., Regent Assisted Living Inc. and Sunrise Assisted Living Inc. The Company changed its peer group by eliminating Just Like Home, Inc., ("JLH"). The Company believed that the inclusion of JLH in its performance graph did not show a true representation of how the industry performed as a group primarily due to the small size of JLH when compared to other assisted-living communities within its peer group.

                    CHANGE OF CONTROL ARRANGEMENTS

     Change of Control Agreements

     The Company has entered into senior management employment agreements (the "Agreements") with Messrs. Brandstrom, Witte, and Price and Ms. Curtis. The Agreements provide certain benefits in the event that an executive's employment is terminated by the Company for any reason other than death, "disability," "cause" or by an executive for "good reason" following a "change in control" (as those terms are defined in the Agreements). Such benefits include (a) payment of an amount equal to three times the sum of an executive's annual base salary and target bonus for the current fiscal year (adjusted as set forth below); (b) any payment necessary to offset certain tax obligations incurred as a result of such salary and bonus payments; and
(c) at the Company's option, either the continuation of life insurance, disability, medical, dental and similar employee benefits for three years following termination or a cash payment equal to the present value of such welfare benefits. Whether or not an executive is terminated following a change in control, he or she shall be entitled to the following benefits: (a) an annual base salary no less than current market salary; (b) an annual bonus equal to at least the average of the annual bonuses paid in the two years preceding a change in control; and (c) continued participation in employee benefit plans. On each anniversary, the Agreements are automatically extended for another year, unless the Company otherwise notifies the executive at least sixty days prior to such anniversary. Once a change in control occurs, the Agreements remain in effect for three years from that date.

     Option Plan

     In the event of (a) the merger or consolidation of the Company in which it is not the surviving corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property (other than a merger in which holders of Common Stock immediately before the merger have the same proportionate ownership of the capital stock of the surviving corporation immediately after the merger); (b) the sale, lease, exchange or other transfer of all or substantially all of the Company's assets (other than a transfer to a majority-owned subsidiary); or (c) the approval by the holders of Common Stock of any plan or proposal for the Company's liquidation or dissolution (each, a "Corporate Transaction"), each outstanding option under the Company's stock option plan will automatically accelerate so that it will become 100% vested and exercisable immediately before the Corporate Transaction, except that acceleration will not occur if, in the opinion of the Company's accountants, it would render unavailable "pooling of interest" accounting for the Corporate Transaction and except to the extent that options are assumed by the successor corporation. The vesting of such assumed options accelerates at the time an optionee's employment is terminated by the Company for reasons other than "cause" or by the optionee for "good reason" following a change of control.

      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Baty currently serves as the Chairman of the Board and Chief Executive Officer of the Company and also serves as the Chairman of the Board of Holiday. Mr. Colson, a director of the Company is the President, Chief Operating Officer and Chief Executive Officer of
Holiday.

     Columbia House I, Limited Partnership, ("Columbia House"), which is partially owned indirectly by Mr. Baty, develops, owns and leases
low income senior housing projects.   In 1996 and 1997, the Company
entered into one and four agreements, respectively, with Columbia House to provide certain administrative support, due diligence and financial support services to Columbia House with respect to the acquisition, development and administration of Columbia House communities. The agreements have terms ranging from two to four years, with options to renew, and provide for management fees ranging from 4% to 6% of gross operating revenues, payable monthly for management agreements and fixed fees payable monthly for administrative agreements. Fees earned under these agreements were $103,000 in 1997, of which $16,000 was receivable as of December 31, 1997. The Company also had receivables of $137,000 due from Columbia House as of December 31, 1997 representing advances made on various Columbia House communities. Such advances do not bear interest.

     Prior to the Company's initial public offering in November 1995, Mr. Baty had personally guaranteed much of the Company's third-party financing, including mortgage debt and rental payments under leases. Certain of those guarantees terminated when the underlying properties met certain loan-to-value standards or debt-service coverage ratios and
others terminated when properties were refinanced.   Since the
Company's initial public offering, Mr. Baty has guaranteed $6.6 million of the Company's mortgage financing.

     In February 1998, the Company and XL Management Company L.L.C. ("XL Management"), an affiliate of Holiday Retirement Corp., an owner and operator of independent-living communities in which Messrs. Baty and Colson are principal shareholders and executive officers, entered into four management agreements whereby XL Management will provide management services relating to four newly developed assisted-living communities located in Texas. The agreements consist of initial terms of two years six months and management fees based on 6% of gross revenues payable monthly. The Company will pay a bonus fee per community to XL Management based on occupancy; one year after managing the communities, if occupancy is between 75% and 89%, XL Management will receive a bonus fee of $25,000 and if occupancy is 90% or greater the bonus fee will be $50,000.

     During 1995, Messrs. Baty and Brandstrom, the Company's two most senior executive officers, CEO and President, formed a New York general partnership (the "Partnership") to facilitate the operation of assisted-living communities in the state of New York, which generally requires that natural persons be designated as the licensed operators of assisted-living communities. The Company and the Partnership have entered into Administrative Services Agreements that extend for the term of the underlying leases. The fees payable to the Company under the Administrative Services Agreements have been established at a level that would equal or exceed the profit of the community operated efficiently at full occupancy and, unless reset by agreement of the parties, will increase automatically on an annual basis in accordance with changes in the Consumer Price Index. In addition, the Company has agreed to indemnify the partners against losses and in exchange the partners have agreed to assign any profits to the Company. As part of the general noncompetition agreements of the CEO and President, each has agreed that, in the event he were to cease to be a senior executive of the Company, he would transfer his interest in the Partnership for a nominal charge to his successor at the Company or other person designated by the Company.

     The Company has entered into noncompetition agreements with Messrs. Baty and Brandstrom which provide that each of such persons will not compete, directly or indirectly, with the Company in the ownership, operation or management of assisted-living communities anywhere in the United States and Canada during the term of such individual's employment and for a period of two years following his termination of employment with the Company. The agreements do provide, however, that such persons may hold (a) up to a 10% limited partnership interest in a partnership engaged in such business, (b) less than 5% of the outstanding equity securities of a public company engaged in such business, and (c) interests in the Green Meadows-Painted Post community described under "Painted Post Partners Transactions." Such agreements do not limit Mr. Baty's current role with Holiday. Mr. Baty has agreed that if Holiday operates or manages assisted-living communities, other than as a limited component of independent-living communities consistent with its current operations, he will not personally be active in the management, operation or financing of such facilities nor will he hold any ownership or other interest therein.

                         CERTAIN TRANSACTIONS

     In February 1998, the Company entered into a joint venture with Sanyo Electric Co. Ltd., ("Sanyo") of Osaka, Japan, with which Mr. Iue is affiliated, to provide assisted-living services in Japan. The joint venture, Sanyo Emeritus Corporation, has been formed to provide a residential based health care alternative for Japan's growing elderly population. The joint venture will be initially capitalized with Y50 million ($384,000 U.S.), with each company providing half the funds. The joint venture is expected to complete its first assisted-living project in Japan by the year 2000.

     In October 1997, a group of institutional investors led by NorthStar Capital Partners LLC ("NorthStar"), of which Mr. Hamamoto is a principal, purchased 25,000 shares of Series A Convertible Exchangeable Redeemable Preferred Stock (the "Series A Preferred Stock"), representing approximately 10% ownership in the Company for $25 million (the "NorthStar Transaction"). Each share of Series A Preferred Stock is convertible into that number of shares of the Company's Common Stock equal to the liquidation value of a share of Series A Preferred Stock ($1,000) divided by the conversion price of $18.20 per share. Currently the Series A Preferred Stock is convertible into an aggregate of 1,373,626 shares of Common Stock. The Series A Preferred Stock is also exchangeable into convertible debt at the option of the Company. The conversion price is subject to adjustment in the event of stock dividends, stock subdivisions and
combinations, and extraordinary distributions.   The Series A Preferred
Stock has a mandatory redemption date of October 24, 2004.

     Pursuant to a Shareholders Agreement entered into in connection with this investment, the Company and Mr. Baty are required to take all necessary action (a) to elect one director selected by NorthStar, (b) at such time as NorthStar invests an additional $25 million in the Company, to elect a second additional director selected by NorthStar, and (c) if the size of the Board is increased, to elect additional directors so that NorthStar's representation shall not be less than one-seventh of the entire Board. These rights terminate in certain events relating to NorthStar's sale of capital stock or a change of control of NorthStar. NorthStar may not transfer any of the Preferred Stock for one year and thereafter such transfers are subject to the

Company's right of first refusal. In addition, if Mr. Baty sells shares of Common Stock representing 50% or more of his ownership position, NorthStar is entitled to participate in such sale on a pro rata basis. NorthStar has agreed not to purchase any additional voting securities of the Company, such agreement to expire 18 months after NorthStar ceases to own 5% of the outstanding Common Stock on a fully diluted basis.

       COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the Commission. Officers, directors and greater than 10% shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no forms were required for those persons, the Company believes that during the 1997 fiscal year all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with by such persons, except the following five forms (four which were filed approximately four months late and one which was filed approximately one month late due to an administrative oversight); Forms 3 of Columbia Pacific Group, Inc., B.F., Limited Partnership and David
T. Hamamoto and Forms 4 of Daniel R. Baty and B.F.P., L.L.C.

                     SECURITY OWNERSHIP OF CERTAIN
                   BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 20, 1998, certain information with respect to the beneficial ownership of Common Stock by
(a) each person known by the Company to beneficially own more than 5% of the Common Stock, (b) each director and director nominee of the Company, (c) each of the Named Executive Officers, and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.


                                                                Common Stock
                                                     ---------------------------------
                                                                     -
                                                      Amount and Nature of  Percent of
   Name and Address                                   Beneficial Ownership     Class
 -------------------------------------------------   ---------------------  ----------
 Daniel R. Baty(1) (5)........................              3,032,880          28.8%
   c/o Emeritus Corporation
   3131 Elliott Avenue, Suite 500
   Seattle, WA 98121
 Raymond R. Brandstrom(6).....................                370,575           3.5%
 Gary D. Witte(7).............................                 10,000            *
 Kelly J. Price(11)...........................                 61,350           1.0%
 Sarah J. Curtis..............................                    -              -
 Motoharu Iue(2)(8)...........................                389,500           3.7%
 Tom A. Alberg(8).............................                 17,500            *
 Patrick Carter(8)............................                  4,500            *
 William E. Colson(8)(9)......................                 14,500            *
 David Hamamoto(11)...........................                  2,500            *
 Nicholas Company, Inc.(3)....................              1,008,500          9.6%
   700 North Water Street
   Milwaukee, WI  53202
 Sirach Capital Management(4).................              1,106,800         10.6%
   3323 One Union Square
   600 University Street
   Seattle, WA 98101
 All directors and executive officers as a group (12
   persons)(1)(2)(9)(10)......................              4,125,059         39.0%


*  Less than 1%.

(1) Includes 2,529,400 shares held by B.F., Limited Partnership., of which Columbia Pacific, a company wholly owned by Mr. Baty, is the general partner and of which Mr. Baty is a limited partner.
(2) Includes 385,000 shares held by Three Oceans, a U.S. affiliate of Sanyo, a publicly traded Japanese company. Mr. Iue is an executive of U.S. affiliates of Sanyo. Mr. Iue disclaims beneficial ownership of shares of Common Stock held by Three Oceans.
(3) Includes 621,000 shares held by Nicholas II, Inc., a Maryland corporation. Albert O. Nicholas, president, director and majority shareholder of Nicholas Company, Inc., may be deemed to have indirect beneficial ownership over the shares, based upon publicly available information reported as of December 31, 1997 on Schedule 13-G.
(4) Sirach Capital Management may be deemed to have voting and dispositive power over the shares, based upon publicly available information reported as of December 31, 1997 on Schedule 13-G.
(5) Includes options exercisable within 60 days for the purchase of 30,000 shares.
(6) Includes options exercisable within 60 days for the purchase of 24,000 shares.
(7) Includes options exercisable within 60 days for the purchase of 10,000 shares.
(8) Includes options exercisable within 60 days for the purchase of 4,500 shares.
(9) Includes 10,000 shares held by Holiday Retirement, Corp., of which Mr. Colson is the principal shareholder and Chief
     Executive Officer.
(10) Includes options exercisable within 60 days for the purchase of 107,500 shares.
(11) Includes options exercisable within 60 days for the purchase of 2,500 shares.

                     PROPOSAL TO APPROVE THE 1998
                     EMPLOYEE STOCK PURCHASE PLAN

     INTRODUCTION

     Subject to shareholder approval, the Board of Directors adopted the 1998 Employee Stock Purchase Plan (the "Purchase Plan") in April 1998. The purposes of the Purchase Plan are to assist qualified employees of the Company and certain designated subsidiaries in acquiring a stock ownership interest in the Company, help employees provide for their future security and encourage them to remain in the employ of the Company and its subsidiaries.

     The proposed Purchase Plan is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. The following description of the Purchase Plan is a summary of certain important provisions and does not purport to describe the details of the Purchase Plan. Please see Appendix A for more detailed information.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
                            PURCHASE PLAN.

     DESCRIPTION OF THE PURCHASE PLAN.

     Eligibility to Participate. The Purchase Plan is an employee benefit program that enables qualified employees of the Company and its designated subsidiaries to purchase shares of Common Stock through payroll deductions without incurring broker commissions. To participate, an individual employee must: (a) have worked for the Company or any designated subsidiary of the Company for at least six months, (b) customarily work more than twenty hours per week, and (iii) customarily work for at least five months in any calendar year, unless the Plan Administrator, in its discretion, increases or decreases the above eligibility requirements within the limits permitted by the Code. An employee is not eligible to participate or continue participation in the Purchase Plan if the employee owns or will own, as a result of such participation, shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any related corporation. Nonemployee directors of the Company are not eligible to participate in the Purchase Plan. As of April 3, 1998, approximately 3,800 employees of the Company and designated subsidiaries are expected to be eligible to participate in the Purchase Plan.

     For purposes of the Purchase Plan, "designated subsidiary" includes all domestic subsidiaries of the Company. The Plan
Administrator, in its discretion, can designate other subsidiaries as eligible to participate in the Purchase Plan.

     Shares Subject to the Plan. Subject to adjustment as provided in the Purchase Plan, an aggregate of up to 200,000 shares of Common Stock is authorized for issuance under the Purchase Plan. The Common Stock issued under the Purchase Plan may be either authorized but unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

     Stock Purchases. The Purchase Plan is divided into offering and purchase periods, both of which are currently scheduled to begin on the first day of the month and end on the last day of such month. The first offering/purchase period is scheduled to begin on July l, 1998 and end on July 31, 1998. Subject to the limitations set forth in the Purchase Plan, the Plan Administrator has the authority to establish different terms for future offering and purchase periods and to establish different commencing and ending dates for such periods. During each offering period, participating employees accumulate funds in an account used to buy Common Stock through payroll deductions at a rate of not less than l% nor more than 15% of such participant's base pay during each payroll period in the purchase period.

     At the end of each monthly offering period, the market price is determined and the participating employees' accumulated funds are used to purchase the appropriate number of whole shares of Common Stock. No participant may purchase more than $25,000 in fair market value of Common Stock for any calendar year under the Purchase Plan. The purchase price per share of Common Stock under the Purchase Plan will be as established by the Plan Administrator, but may not be less than the lower of 85% of the per share fair market value of the Common Stock on either the first day of the offering period or the last day of the purchase period. The Purchase Plan will initially be implemented with a purchase price equal to 100% of the fair market value of the Common Stock on the last day of the offering/purchase period. For purposes of the Purchase Plan, "fair market value" means the closing price of the Common Stock on the American Stock Exchange for such day. On April 2, 1998, the closing trading price for the Company's Common Stock was $13.25.

     A participant is not eligible to continue his or her participation in the Purchase Plan in the event of termination of employment for any reason. If termination occurs on or prior to the last business day of an offering period, the balance in the participant's account will be paid to the participant or to his or her estate. Neither payroll deductions credited to a participant's account nor any rights with regard to the purchase of shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant, other than by will or the laws of descent and distribution.

     Administration. The Purchase Plan will be administered by the Company's Office of Compensation and Benefits or any other Company group or executive officer designated by the Board of Directors or the Compensation Committee (the "Plan Administrator"), except for those items expressly reserved to the Board or the Committee under the Plan. The Plan Administrator will have the authority to interpret the Purchase Plan and to make such rules and regulations as it deems necessary to administer the Purchase Plan, so long as such interpretation, administration or application with respect to purchases under the Purchase Plan corresponds with the requirements of Section 423 of the Code.

     Amendment of the Purchase Plan. The Board of Directors has the power to amend, suspend or terminate the Purchase Plan, provided that, to the extent required by Section 423 of the Code or any applicable law or regulation, any amendment that would increase the number of shares available under the Purchase Plan, modify the class of employees eligible to participate in the Purchase Plan or otherwise require shareholder approval must be approved by the Company's shareholders. The Compensation Committee of the Board of Directors may also amend the Purchase Plan, provided that such amendment does not require shareholder approval pursuant to Section 423 of the Code or any applicable law or regulation.

     Term of the Plan. The Purchase Plan will continue in effect until May 20, 2008.

FEDERAL INCOME TAX CONSEQUENCES.

     The Company intends that the Purchase Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the Purchase Plan. The discussion is general in nature and does not address issues relating to the income tax circumstances of any individual employee. Additionally, the discussion is based on federal income tax laws in effect on the date hereof and which are subject to change. The discussion does not address the consequences of state, local or foreign tax laws. Participants are urged to consult their tax advisers regarding the consequences of participation in the Purchase Plan (including state, local or foreign consequences) based on their particular circumstances.

     Under the Code, the Company is deemed to grant participants an "option" on the first day of each monthly offering period to purchase as many shares of Common Stock as the participant will be able to purchase with the payroll deductions credited to his or her account during the offering period. On the last day of each offering period, the market price is determined and the participant is deemed to have exercised the "option" and to have purchased the number of shares of Common Stock his or her accumulated payroll deductions will purchase at the market price on the last day of the offering period.

     A participant in the Purchase Plan will not recognize income for federal income tax purposes either upon the grant of an "option" or upon the exercise of an "option." Currently, participants will not be offered any discount on the purchase price of the Common Stock underlying "options"; instead they must pay an "exercise" (purchase) price equal to the fair market value of the shares on the last day of the offering period. Accordingly, any gain or loss realized on the disposition of the shares will be capital gain or loss. Capital gains will be characterized as long-term if the shares are held for more than twelve months. Long-term capital gains from shares of Common Stock held for more than twelve months but less than 18 months will be subject to taxation at a maximum rate of 28%, and long-term capital gains from shares of Common Stock held for more than 18 months will be subject to taxation at a maximum rate of 20%. Capital gains from shares held one year or less ("short-term capital gains") are not eligible for reduced rates but are instead subject to the same top tax rate as ordinary income (currently 39.6%).

     If participants are given the opportunity to purchase shares of Common Stock at a discount, their tax treatment will depend on whether they held the shares of Common Stock for the longer of two years after the "option" was granted or one year after the "option" was exercised and shares of Common Stock were purchased. Under the one month offering period in the Purchase Plan, a participant must hold the Common Stock for at least one year and eleven months after it is purchased to gain favorable tax treatment. When a participant disposes of Common Stock after this holding period, he or she will recognize ordinary income equal to the excess of the fair market value at the time of disposition over the exercise price or, if less, the excess of the fair market value at the time of grant over the exercise price. Any additional gain will be long-term capital gain.

     If a participant sells shares acquired through the exercise of an "option" before expiration of the holding period, he or she will recognize ordinary income to the extent that the fair market value of the Common Stock when purchased exceeds the exercise price. The amount of the ordinary income will be added to the participant's basis in the shares, and any additional gain or loss recognized on the disposition of the shares will be a capital gain or loss.

     The Company may not take a deduction with respect to shares of Common Stock issued to a Participant for which the holding period set forth above is met. However, if a participant disposes of shares of Common Stock before the end of such holding period, the Company is entitled to a deduction equal in amount to the income that the participant recognizes with respect such disposition.

              PROPOSAL TO AMEND THE 1995 STOCK INCENTIVE
                           COMPENSATION PLAN

1995 Stock Incentive Compensation Plan

     General. The purpose of the 1995 Stock Incentive Compensation Plan (the "Incentive Plan") is to enhance the long-term shareholder value of the Company by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors providing services to the Company to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its subsidiaries and to acquire and maintain stock ownership in the Company.

     Proposed Amendments. In April 1998, the Board of Directors adopted, subject to shareholder approval, amendments to increase the number of shares of Common Stock in the Incentive Plan from an aggregate maximum of 1,100,000 to 1,450,000 shares and to increase the number of shares of Common Stock subject to options or stock appreciation rights that may be issued to a single participant in a given year from 250,000 to 300,000 shares, to the extent required for compliance with Section 162(m) of the Code. As of April 3, 1998, 360,350 shares were available for the grant of new awards under the Incentive Plan. The total number of shares subject to outstanding awards under all of the Company's plans, plus the number of shares available for new award grants under all such plans, is approximately 13.6% of the Company's total outstanding Common Shares.

     The Incentive Plan, as amended, is attached to this Proxy Statement as Appendix B and is incorporated herein by reference. The following description of the Purchase Plan is a summary of certain important provisions and does not purport to describe the details of the Purchase Plan. Please see Appendix B for more detailed information.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
                   AMENDMENTS TO THE INCENTIVE PLAN.

DESCRIPTION OF THE INCENTIVE PLAN

     Eligibility to Receive Awards. Awards may be granted under the Incentive Plan to those employees, directors, and officers of the Company and its subsidiaries that the Plan Administrator from time to time selects. Awards may also be granted to consultants, agents, advisors and independent contractors who provide services to the Company and its subsidiaries. Approximately 300 individuals are eligible to receive awards under the Incentive Plan.

     Awards. The Incentive Plan provides for grants of stock options, stock appreciation rights, stock awards (including restricted stock), other stock-based awards and dividend equivalent rights. Awards may be made singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other. Awards may also be made in combination or in tandem with, as alternatives to, or as the payment form for, grants or rights under any other employee or compensation plan of the Company or in substitution for, or by the assumption of, awards issued under plans of an acquired entity.

     Stock Subject to the Incentive Plan. Subject to adjustment as provided in the Incentive Plan, a maximum of 1,450,000 shares of Common Stock will be available for issuance under the Incentive Plan. Shares issued pursuant to the Incentive Plan will be drawn from authorized but unissued shares. Any shares of Common Stock subject to an award that subsequently cease to be subject to the award (other than because of exercise or settlement of the award in stock) will again be available for issuance in connection with future grants of awards under the Incentive Plan.

     Subject to adjustment as provided in the Incentive Plan, no more than 300,000 shares of Common Stock may be subject to awards of options or stock appreciation rights ("SARs") under the Incentive Plan to any one participant in a single fiscal year, to the extent required for compliance with Section 162(m) of the Code. Section 162(m) precludes the Company from taking a tax deduction for compensation payments to certain executives in excess of $1 million, unless such payments qualify for the "performance-based" exemption from the $1 million limitation.

     Administration. A committee or committees appointed by the Board and consisting of at least two members of the Board will administer the Incentive Plan (the "Plan Administrator") and will have the authority to determine all matters relating to awards under the Incentive Plan, including the persons to whom awards are granted, the type of awards, the number of shares of Common Stock subject to an award, and all terms, conditions, restrictions and limitations of awards. The Plan Administrator, in its sole discretion, may accelerate the exercisability of or waive any or all of the restrictions and conditions applicable to any award.

     Terms and Conditions of Stock Option Grants. Options granted under the Incentive Plan may be incentive stock options ("ISOs") or nonqualified stock options ("NSOs"). The per share option price for each option granted under the Incentive Plan will be determined by the Plan Administrator, but will be not less than 100% of the fair market value of the underlying shares of Common Stock on the date of grant for ISOs and not less than 85% of the fair market value on the date of grant for NSOs. For purposes of the Incentive Plan, "fair market value" means the closing price, or if there is no closing price, the mean between the high and low sale price of shares of Common Stock on the American Stock Exchange on the day the option is granted.

     The Plan Administrator has broad discretion to determine the terms and conditions under which options are exercisable, but under no circumstances may an option have a term exceeding ten years from the date it is granted. The exercise price for shares purchased under options may be paid in cash or by check, or, unless the Plan Administrator determines otherwise at any time, by a combination of cash, check, shares of Common Stock which have been held for at least six months, or delivery of a properly executed exercise notice, together with irrevocable instructions to a broker. The Plan Administrator may also permit payment by a full-recourse promissory note or other forms of consideration.

     Each option will be exercisable according to a vesting schedule determined by the Plan Administrator. If no vesting schedule is set forth in the instrument evidencing the option, the option will become exercisable in three equal annual installments beginning one year after the date of grant. The Plan Administrator will also determine the circumstances under which an option will be exercisable in the event the optionee ceases to provide services to the Company or one of its subsidiaries. If not so established, options generally will be exercisable for three years after termination of services as a result of retirement, early retirement, disability or death and for three months after all other terminations, but in no event later than the remaining term of the option. In the event of an optionee's death, an option may be exercised, to the extent the option is exercisable upon the optionee's death, by the personal representative of the optionee's estate within three years of the date of death, but in no event later than the remaining term of the option. An option will terminate automatically if the optionee's services are terminated for cause, as that term is defined in the Incentive Plan.

     SARs. An SAR gives its holder the right to receive an appreciation distribution from the Company equal to the difference between the value of the Common Stock subject to the right at the time of exercise and the exercise price of the right. SARs may be issued on a stand-alone basis or in tandem with options. For SARs granted in tandem with options, the exercise price will be the same as the option exercise price and once a tandem SAR is exercised, the related option terminates. Stand-alone SARs will have such terms as the Plan Administrator establishes, but will not be less than 85% of the fair market value of the Common Stock on the date the right was granted, and the term of the right, if not otherwise established by the Plan Administrator, will be for 10 years from the date of grant. The appreciation distribution for SARs will be paid in shares of Common Stock, cash or any combination of shares and cash, as the Plan Administrator may determine. Unless otherwise provided by the Plan Administrator, the provisions of the Incentive Plan regarding exercisability of options after the termination of a holder's services shall apply equally, to the extent applicable, to SARs.

     Stock Awards. The Plan Administrator is authorized to make awards (including awards of restricted stock) of Common Stock to participants on such terms and conditions and subject to such restrictions, if any (whether based on performance standards, periods of service or otherwise), as the Plan Administrator may determine. Restrictions may include forfeiture rights in favor of the Company.

     Other Stock-Based Awards. The Plan Administrator has the discretion to authorize any other stock-based awards consistent with the purpose of the Incentive Plan.

     Dividend Equivalent Rights. Any awards under the Incentive Plan may, in the Plan Administrator's discretion, earn Dividend Equivalent Rights that entitle the holder to be credited with an amount equal to the cash or stock dividends or other distributions that would have been paid on the shares of Common Stock covered by such award had such shares been issued and outstanding on the dividend record date. The Plan Administrator is authorized to establish such rules and procedures governing the crediting of Dividend Equivalent Rights as it deems necessary or appropriate.

     Transferability. Except to the extent permitted by the Plan Administrator in its sole discretion and by Section 422 of the Code, no award will be assignable or otherwise transferable by the holder other than by will or the laws of descent and distribution, and during the holder's lifetime, the award may be exercised only by the holder.

     Withholding. The Company may require an award holder to pay to the Company any applicable withholding taxes that the Company is required to withhold with respect to the grant, exercise, payment or settlement of any award. The withholding tax may be paid in cash or, subject to the Incentive Plan and applicable law, the Plan Administrator may permit the holder to satisfy such obligations by the withholding or delivery of shares of Common Stock.

     Loans, Loan Guarantees and Installment Payments. Subject to applicable statutes and regulations, the Company may extend credit, arrange credit, guarantee obligations, and otherwise aid award holders with financing their purchases of Common Stock pursuant to an award.

     Corporate Transaction. Except as otherwise provided in an instrument evidencing the award, in the event of certain corporate transactions (as defined in the Incentive Plan), each option or stock award that is at the time outstanding will automatically accelerate so that each such award becomes, immediately prior to such corporate transaction, 100% vested, unless the award is assumed or replaced by the successor corporation. Any awards that are assumed or replaced in the corporate transaction and do not otherwise accelerate at that time will be accelerated in the event the holder's employment or services subsequently terminate within two years following the corporate transaction, unless the employment or services are terminated by the Company for cause or by the holder voluntarily without good reason, as those terms are defined in the Incentive Plan.

     Further Adjustment of Awards. The Plan Administrator has the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to a holder, with respect to awards.

     Amendment and Termination. The Incentive Plan may be suspended or terminated by the Board or by the shareholders of the Company at any time. The Board may amend the Incentive Plan, as it deems advisable, provided that, to the extent required by Section 422 of the Code or any applicable law or regulation, any amendment that would increase the number of shares available under the Incentive Plan, modify the class of persons eligible to receive options or otherwise require shareholder approval must be approved by the Company s shareholders.

NEW PLAN BENEFITS.

     Since awards under the Incentive Plan are discretionary, total awards that may be granted for the current fiscal year are not determinable until completion of the year. During 1997, options to purchase an aggregate of 323,000 common shares were granted under the Incentive Plan to all executive officers of the Company as a group at an average exercise price of $13.38, and options to purchase an aggregate of 369,500 common shares were granted under the Incentive Plan to all other employees of the Company as a group (including officers who are not executive officers) at an average exercise price of $13.43. Options granted under the Incentive Plan during 1997 to the named executive officers are set forth under "Option Grants in Last Fiscal Year." No options were granted under the Incentive Plan during 1997 to directors or nominees who are not also executive officers of the Company.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes the federal income tax consequences of the Incentive Plan based on current provisions of the Code, which are subject to change. Any such changes could be applied on a retroactive basis and could adversely alter the consequences discussed herein. The summary does not cover any state or local tax consequences of participation in the Incentive Plan and does not address issues related to the tax consequences of any individual participant. Participants are urged to consult with their tax advisors regarding the effect of participation in the Incentive Plan based on their particular circumstances.

     Incentive Stock Options ("ISOs"). An optionee will not have any income at the time an ISO is granted. When an optionee exercises an ISO while employed by the Company or one of its subsidiaries or within three months (one year in the case of disability) after termination of employment, no ordinary income will be recognized by the optionee at that time. (However the excess (if any) of the fair market value of the shares acquired upon such exercise over the option price is a preference item that may cause the optionee to be subject to an "alternative minimum tax.") If the shares acquired upon exercise are not disposed of within either one year from the date of exercise and two years from the date of grant of the option, the excess (if any) of the sales proceeds over the aggregate option price of such shares will be mid-term or long-term capital gain eligible for favorable rates under the Code. If the shares are sold prior to the expiration of such periods (a "disqualifying disposition"), the optionee will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the fair market value of the shares at the time the ISO is exercised (or, if less, the sales proceeds) over the option price. Any additional gain will be capital gain. If an ISO is exercised by the optionee more than three months (one year in the case of disability) after termination of employment, the tax consequences are the same as those described below for nonqualified stock options.

     The Company is not entitled to a tax deduction as the result of the grant or exercise of an ISO. If the optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to a deduction at the same time and in the same amount as the optionee, assuming that the deduction is not otherwise disallowed by the Code.

     Nonqualifed Stock Options ("NSOs"). An optionee will not have any income at the time an NSO is granted. When an optionee exercises an NSO, the difference between the option price and the fair market value of the shares on the date of exercise will be ordinary income (subject to payroll taxes and tax withholding) to the optionee and will be allowed as a deduction to the Company for federal income tax purposes, assuming that the deduction is not otherwise disallowed by the Code. When an optionee disposes of shares acquired by exercise of the option, any amount received in excess of the market value of the shares on the date of exercise will be treated as long-term, mid-term or short-term capital gain, depending upon the holding period of the shares. If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

     Stock-for-Stock Exchanges. Additional special rules apply if the exercise price for an option is paid for in shares previously owned by the optionee rather than in cash. Participants considering the use of previously owned shares to pay the exercise price of an option should consult their tax advisors.

     Stock Appreciation Rights. Generally, when a participant exercises an SAR, the amount of cash and the fair market value of the shares received will be ordinary income (subject to payroll taxes and tax withholding) to the participant and will be allowed as a deduction for federal income taxes purposes to the Company.

        PROPOSAL FOR RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG Peat Marwick LLP, independent public accountants, to continue as independent auditors of the Company for the fiscal year ending December 31, 1998. KPMG Peat Marwick LLP has audited the accounts since July 28, 1995. The Board of Directors is submitting its selection of KPMG Peat Marwick LLP to the shareholders for ratification.

     A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement, if the representative so desires, and is expected to be available to respond to appropriate questions from shareholders.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                            OTHER BUSINESS

     The Board of Directors does not intend to present any business at the Annual Meeting other than as set forth in the accompanying Notice of Annual Meeting of Shareholders, and has no present knowledge that any others intend to present business at the Annual Meeting. If, however, other matters requiring the vote of the shareholders properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the accompanying form of proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.

                         SHAREHOLDER PROPOSALS

     Shareholder proposals intended for inclusion in the proxy materials for the Company's 1999 Annual Meeting of Shareholders must be received in writing by the Company not later than December 11, 1998.

     Such proposals should be directed to the Corporate Secretary, Emeritus Corporation, 3131 Elliott Avenue, Suite 500, Seattle,
Washington 98121.

                             ANNUAL REPORT

     A copy of the Company's 1997 Annual Report, which includes the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, accompanies this Proxy Statement.

                              By Order of the Board of Directors

                              /s/ Daniel R. Baty

                              Daniel R. Baty
                              Chairman of the Board and
                                Chief Executive Officer

Seattle, Washington
April 13, 1998

                                                             Appendix A

                         EMERITUS CORPORATION
                   1998 EMPLOYEE STOCK PURCHASE PLAN


SECTION 1. PURPOSE

     The purposes of the Emeritus Corporation 1998 Employee Stock Purchase Plan (the "Plan") are to (a) assist qualified employees of Emeritus Corporation, a Washington corporation (the "Company"), and its designated subsidiary corporations in acquiring a stock ownership interest in the Company pursuant to a plan that is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and (b) help employees provide for their future security and encourage them to remain in the employ of the Company and its subsidiary corporations. Stock purchased under the Plan may be paid for by regular payroll deductions. Only employees of the Company and its designated subsidiary corporations are eligible to participate in the Plan, and participation is voluntary.

SECTION 2. DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as set forth below.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Company's Compensation Committee or another committee appointed by the Board and given authority by the Board to administer the Plan.

     "Company" means Emeritus Corporation, a Washington corporation.

     "Designated Subsidiary" includes all domestic Subsidiary
Corporations and such other Subsidiary Corporations as may be designated from time to time by the Board or the Committee as eligible to participate in the Plan.

     "Eligible Compensation" means all regular cash compensation, including overtime, cash bonuses and commissions. Regular cash compensation does not include severance pay, hiring and relocation bonuses, pay in lieu of vacation or sick leave, or any other special payments, or any gain from stock option exercises.

     "Eligible Employee" means any employee of the Company or any Designated Subsidiary who is in the employ of the Company or a Designated Subsidiary on one or more Offering Dates and who meets the following criteria:

     (a) the employee does not, immediately after the Option is granted, own stock (as defined by the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of its Parent or Subsidiary Corporations;

     (b) the employee has been employed for at least six months;
provided, however, that the Plan Administrator, in its sole discretion, may reduce or increase (to up to two years) this minimum requirement for future Offering Periods;

     (c) the employee's customary employment is for more than 20 hours per week; provided, however, that the Plan Administrator, in its sole discretion, may reduce this minimum hourly requirement for future
Offering Periods; and

     (d) the employee's customary employment is for more than five months in any calendar year; provided, however, that the Plan
Administrator, in its sole discretion, may reduce this minimum requirement for future Offering Periods.

     If the Company permits any employee of a Designated Subsidiary to participate in the Plan, then all employees of that Designated
Subsidiary who meet the requirements of this paragraph shall also be considered Eligible Employees.

     "Enrollment Period" has the meaning set forth in Section 6.1.

     "ESPP Broker" has the meaning set forth in Section 10.

     "Offering" has the meaning set forth in Section 5.1.

     "Offering Date" means the first day of an Offering.

     "Offering Period" has the meaning set forth in Section 5.1.

     "Option" means an option granted under the Plan to an Eligible Employee to purchase shares of Stock.

     "Parent Corporation" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations, other than the Company, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "Participant" means any Eligible Employee who has elected to participate in an Offering in accordance with the procedures set forth in Section 6.1 and who has not withdrawn from the Plan or whose participation in the Plan is not terminated.

     "Plan" means the Emeritus Corporation 1998 Employee Stock Purchase Plan, as it may be amended from time to time.

     "Plan Administrator" has the meaning set forth in Section 3.1.

     "Purchase Date" means the last day of each Purchase Period.

     "Purchase Period" has the meaning set forth in Section 5.2.

     "Purchase Price" has the meaning set forth in Section 8.

     "Stock" means the Common Stock, $.000l par value per share, of the Company.

     "Subscription" has the meaning set forth in Section 6.1.

     "Subsidiary Corporation" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3. ADMINISTRATION

     3.1 Plan Administrator

     The Plan shall be administered by the Company's Office of Compensation and Benefits or any other Company group or executive officer designated by the Board or the Committee, except for those items expressly reserved to the Board or the Committee under the Plan. Any decisions made by the Board, the Committee or the Plan Administrator shall be applicable equally to all Eligible Employees.

     3.2 Administration and Interpretation by the Plan Administrator

     Subject to the provisions of the Plan, the Plan Administrator shall have the authority, in its sole discretion, to determine all matters relating to Options granted under the Plan, including all terms, conditions, restrictions and limitations of Options; provided, however, that all Participants granted Options pursuant to the Plan shall have the same rights and privileges within the meaning of Code
Section 423. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, unless reserved to the Board or the Committee, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's other officers or employees as the Plan Administrator so determines.

SECTION 4. STOCK SUBJECT TO PLAN

     Subject to adjustment from time to time as provided in Section 19, a maximum of 200,000 shares of Stock may be sold under the Plan. Shares sold under the Plan shall be drawn from authorized and unissued shares or shall be shares acquired by the Company. Any shares of Stock subject to an Option that cease to be subject to the Option (other than by reason of exercise of the Option), including, without limitation, in connection with the cancellation or termination of the Option, shall again be available for sale in connection with future grants of Options under the Plan.

SECTION 5. OFFERING DATES

     5.1 Offering Periods

     The Plan shall be implemented by a series of offerings (each, an "Offering"). Except as otherwise set forth below, each Offering shall commence on the first day of the month and end on the last day of such month. The first offering period (the "Offering Period") shall begin on July l, 1998 and end on July 31, 1998. Successive Offering Periods shall likewise begin on the first day of the month and end on the last day of such month. Notwithstanding the foregoing, the Board or the Committee may establish (a) a different term for one or more future Offerings and (b) different commencing and ending dates for such Offerings; provided, however, that an Offering Period may not exceed five years; and provided, further, that if the Purchase Price may be less than 85% of the fair market value of the Stock on the Purchase Date, the Offering Period may not exceed 27 months. In the event the first or the last day of an Offering Period is not a regular business day, then the first day of the Offering Period shall be deemed to be the next regular business day and the last day of the Offering Period shall be deemed to be the last preceding regular business day. An employee who becomes eligible to participate in the Plan after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering, provided that such Eligible Employee is still an Eligible Employee as of the commencement of any such subsequent Offering. Eligible Employees may not participate in more than one Offering at a time.

     5.2 Purchase Periods

     Each Offering Period shall consist of consecutive purchase periods (each, a "Purchase Period"). Except as otherwise set forth below, each Purchase Period shall continue for one calendar month and shall be coterminous with an Offering Period. The Purchase Period for the first Offering shall commence on July l, 1998 and end on July 31, 1998. Successive Purchase Periods shall likewise commence on the first day of the month and end on the last day of such month. Notwithstanding the foregoing, the Board or the Committee may establish for any future Offering (a) different terms for one or more Purchase Periods within the Offering Period and (b) different commencing dates and Purchase Dates for any such Purchase Periods. The last day of each Purchase Period shall be the Purchase Date for such Purchase Period. In the event the first or last day of a Purchase Period is not a regular business day, then the first day of the Purchase Period shall be deemed to be the next regular business day and the last day of the Purchase Period shall be deemed to be the last preceding regular business day.

SECTION 6. PARTICIPATION IN THE PLAN

     6.1 Initial Participation

     An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements and delivering to the Plan Administrator during the enrollment period established by the Plan Administrator (the "Enrollment Period") a subscription (the "Subscription"):

     (a) indicating the Eligible Employee's election to participate in the Plan;

     (b) authorizing payroll deductions and stating the amount to be deducted regularly from the Participant's pay; and

     (c) authorizing the purchase of Stock for the Participant in each Purchase Period.

     An Eligible Employee who does not deliver a Subscription to the Plan Administrator during the Enrollment Period shall not participate in the Plan for that Offering Period or any subsequent Offering Period unless such Eligible Employee subsequently enrolls in the Plan by delivering a Subscription to the Plan Administrator during the Enrollment Period for such subsequent Offering Period. The Plan Administrator may, from time to time, change the Enrollment Period for any future Offering as deemed advisable by the Plan Administrator in its sole discretion for the proper administration of the Plan.

     6.2 Continued Participation

     Unless the Plan Administrator determines otherwise for any future Offering, a Participant shall automatically participate in the next Offering Period until such time as the Participant withdraws from the Plan pursuant to Section 11.2 or terminates employment as provided in
Section 12.

SECTION 7. LIMITATIONS ON RIGHT TO PURCHASE SHARES

     7.1 $25,000 Limitation

     No Participant shall be entitled to purchase Stock under the Plan (or any other employee stock purchase plan that is intended to meet the requirements of Code Section 423 sponsored by the Company, any Parent Corporation or any Subsidiary Corporation) at a rate that exceeds $25,000 in fair market value, determined as of the Offering Date for each Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which a Participant participates in the Plan (or any other employee stock purchase plan described in this Section 7.1).

     7.2 Pro Rata Allocation

     In the event the number of shares of Stock that might be purchased by all Participants in the Plan exceeds the number of shares of Stock available in the Plan, the Plan Administrator shall make a pro rata allocation of the remaining shares of Stock in as uniform a manner as shall be practicable and as the Plan Administrator shall determine to be equitable. Fractional shares may be issued under the Plan unless the Board or the Committee determines otherwise.

SECTION 8. PURCHASE PRICE

     The purchase price (the "Purchase Price") at which Stock may be acquired in an Offering pursuant to the exercise of all or any portion of an Option granted under the Plan shall be the fair market value of the Stock on the Purchase Date. Notwithstanding the foregoing, the Board or the Committee may establish a different Purchase Price for any future Offering, which shall not be less than 85% of the lesser of (a) the fair market value of the Stock on the Offering Date of such Offering and (b) the fair market value of the Stock on the Purchase Date. The fair market value of the Stock on the Offering Date or on the Purchase Date shall be the closing price for the Stock as reported for such day by the American Stock Exchange. If no sales of the Stock were made on the American Stock Exchange on the transaction date, fair market value shall mean the closing price for the Stock as reported for the next preceding day on which sales of the Stock were made on the American Stock Exchange.

SECTION 9. PAYMENT OF PURCHASE PRICE

     9.1 General Rules

     Subject to Section 9.12, stock that is acquired pursuant to the exercise of all or any portion of an Option may be paid for only by means of payroll deductions from the Participant's Eligible Compensation. Except as set forth in this Section 9, the amount of compensation to be withheld from a Participant's Eligible Compensation during each pay period shall be determined by the Participant's Subscription.

     9.2 Change Notices

     Except as set forth in Section 11.1 and unless the Plan Administrator determines otherwise for an Offering, a Participant may not elect during an Offering Period to increase or decrease the amount withheld from his or her compensation for future pay periods within such Offering Period. Unless otherwise determined by the Plan Administrator for a future Offering, a Participant may elect to increase or decrease the amount to be withheld from his or her compensation for future Offerings; provided, however, that notice of such election must be delivered to the Plan Administrator in such form and in accordance with such terms as the Plan Administrator may establish for an Offering.

     9.3 Percent Withheld

     The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall be at least 1% of the Participant's Eligible Compensation for such pay period, but shall not exceed 15% of the Participant's Eligible Compensation for such pay period. Amounts shall be withheld only in whole percentages.

     9.4 Payroll Deductions

     Payroll deductions shall commence on the first payday following the Offering Date and shall continue through the last payday of the Offering Period unless sooner altered or terminated as provided in the Plan.

     9.5 Memorandum Accounts

     Individual accounts shall be maintained for each Participant for memorandum purposes only. All payroll deductions from a Participant's compensation shall be credited to such account but shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

     9.6 No Interest

     No interest shall be paid on payroll deductions received or held by the Company.

     9.7 Acquisition of Stock

     On each Purchase Date of an Offering Period, each Participant shall automatically acquire, pursuant to the exercise of the Participant's Option, the number of shares of Stock arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Purchase Period by the Purchase Price; provided, however, that the number of shares of Stock purchased by the Participant shall not exceed the number of whole shares of Stock so determined, if the Board or the Committee has determined for any future Offering that fractional shares may not be issued under the Plan.

     9.8 Carryover of Account

     Any cash balance remaining in the Participant's account at the termination of each Offering shall be refunded to the Participant as soon as practical after the Purchase Date without the payment of any interest; provided, however, that if the Participant participates in the next Offering, any cash balance remaining in the Participant's account shall be applied to the purchase of Stock in the new Offering, provided such purchase complies with Section 7.1.

     9.9 Withholding Obligations

     At the time the Option is exercised, in whole or in part, or at the time some or all of the Stock is disposed of, the Participant shall make adequate provision for federal and state withholding obligations of the Company, if any, that arise upon exercise of the Option or upon disposition of the Stock. The Company may withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

     9.10 Termination of Participation

     No Stock shall be purchased on behalf of a Participant on a Purchase Date if his or her participation in the Plan has terminated prior to such Purchase Date.

     9.11 Procedural Matters

     The Plan Administrator may, from time to time, establish (a) limitations on the frequency and/or number of any permitted changes in the amount withheld during an Offering, (b) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars,
(c) payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, and (d) such other limitations or procedures as deemed advisable by the Plan Administrator, in its sole discretion, that are consistent with the Plan and in accordance with the requirements of Code Section 423.

     9.12 Leaves of Absence

     During leaves of absence approved by the Company and meeting the requirements of the applicable Treasury Regulations promulgated under the Code, a Participant may continue participation in the Plan by delivering cash payments to the Plan Administrator on the Participant's normal paydays equal to the amount of his or her payroll deduction under the Plan had the Participant not taken a leave of absence.

SECTION 10. STOCK PURCHASED UNDER THE PLAN

     10.1 ESPP Broker

     If the Plan Administrator designates or approves a stock brokerage or other financial services firm (the "ESPP Broker") to hold shares purchased under the Plan for the accounts of Participants, the following procedures shall apply. Promptly following each Purchase Date, the number of shares of Stock purchased by each Participant shall be deposited into an account established in the Participant's name with the ESPP Broker. A Participant shall be free to undertake a disposition of the shares of Stock in his or her account at any time, but, in the absence of such a disposition, the shares of Stock must remain in the Participant's account at the ESPP Broker until the holding period set forth in Code Section 423 has been satisfied. With respect to shares of Stock for which the Code Section 423 holding periods have been satisfied, the Participant may move those shares of Stock to another brokerage account of the Participant's choosing or request that a stock certificate be issued and delivered to him or her. A Participant who is not subject to payment of U.S. income taxes may move his or her shares of Stock to another brokerage account of his or her choosing or request that a stock certificate be delivered to him or her at any time, without regard to the Code Section 423 holding period.

     10.2 Notice of Disposition

     By entering the Plan, each Participant agrees to promptly give the Company notice of any Stock disposed of within the later of one year from the Purchase Date and two years from the Offering Date for such Stock, showing the number of such shares disposed of and the Purchase Date and Offering Date for such Stock. This notice shall not be required if and so long as the Company has a designated ESPP Broker.

SECTION 11. VOLUNTARY WITHDRAWAL

     11.1 Withdrawal From an Offering

     A Participant may withdraw from an Offering by delivering to the Plan Administrator a notice of withdrawal in the form required by the Plan Administrator for such purpose. Such withdrawal must be elected at least ten days prior to the end of the Purchase Period for which such withdrawal is to be effective or by any other date specified by the Plan Administrator for any future Offering. If a Participant withdraws after the Purchase Date for a Purchase Period of an Offering, the withdrawal shall not affect Stock acquired by the Participant in that Purchase Period and any earlier Purchase Periods. Unless the Plan Administrator establishes a different rule for any future Offering, withdrawal from an Offering shall not result in withdrawal from the Plan and any succeeding Offering therein. A Participant is prohibited from again participating in the same Offering at any time upon withdrawal from such Offering.

     11.2 Withdrawal From the Plan

     A Participant may withdraw from the Plan by delivering to the Plan Administrator a notice of withdrawal in the form required by the Plan Administrator for such purpose. Such notice must be delivered at least ten days prior to the end of the Purchase Period for which such withdrawal is to be effective or by any other date specified by the Plan Administrator for any future Offering. If a Participant withdraws after the Purchase Date for a Purchase Period of an Offering, the withdrawal shall not affect Stock acquired by the Participant in that Purchase Period and any earlier Purchase Periods. In the event a Participant voluntarily elects to withdraw from the Plan, the withdrawing Participant may not resume participation in the Plan during the same Offering Period but may participate in any subsequent Offering under the Plan by again satisfying the definition of a Participant.

     11.3 Return of Payroll Deductions

     Upon withdrawal from an Offering pursuant to Section 11.1 or withdrawal from the Plan pursuant to Section 11.2, the withdrawing Participant's accumulated payroll deductions that have not been applied to the purchase of Stock shall be returned as soon as practical after the withdrawal, without the payment of any interest, to the Participant, and the Participant's interest in the Offering shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

SECTION 12. TERMINATION OF EMPLOYMENT

     Termination of a Participant's employment with the Company for any reason, including retirement, disability or death, or the failure of a Participant to remain an Eligible Employee, shall immediately terminate the Participant's participation in the Plan. The payroll deductions credited to the Participant's account since the last Purchase Date shall, as soon as practical, be returned to the Participant or, in the case of a Participant's death, to the Participant's legal representative, and all the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 12.

SECTION 13. RESTRICTIONS UPON ASSIGNMENT

     An Option granted under the Plan shall not be transferable otherwise than by will or by the applicable laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant. The Plan Administrator will not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant, other than by will or by the applicable laws of descent and distribution, of the Participant's interest in the Plan, of his or her Option, or of any rights under his or her Option.

SECTION 14. NO RIGHTS OF SHAREHOLDER UNTIL SHARES ISSUED

     With respect to shares of Stock subject to an Option, a Participant shall not be deemed to be a shareholder of the Company, and he or she shall not have any of the rights or privileges of a shareholder. A Participant shall have the rights and privileges of a shareholder of the Company when, but not until, the shares have been issued following exercise of the Participant's Option.

SECTION 15. AMENDMENT OF THE PLAN

     The Board or the Committee may amend the Plan in such respects as it shall deem advisable; provided, however, that, to the extent required for compliance with Code Section 423 or any applicable law or regulation, shareholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan, (b) modify the class of employees eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation.

SECTION 16. TERMINATION OF THE PLAN

     The Board may suspend or terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate on, and no Options shall be granted after May 20, 2008, except that such termination shall have no effect on Options granted prior thereto. No Options shall be granted during any period of suspension of the Plan.

SECTION 17. NO RIGHTS AS AN EMPLOYEE

     Nothing in the Plan shall be construed to give any person
(including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Subsidiary Corporation or to affect the right of the Company and the Subsidiary Corporations to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.

SECTION 18. EFFECT UPON OTHER PLANS

     The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary Corporation. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary Corporation to (a) establish any other forms of incentives or compensation for employees of the Company or any Subsidiary Corporation or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 19. ADJUSTMENTS

     19.1 Adjustment of Shares

     In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Stock, then (subject to any required action by the Company's shareholders), the Board or the Committee, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4 and (ii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities. The determination by the Board or the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

     19.2 Merger, Acquisition or Liquidation of the Company

     In the event of the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets, or the liquidation or dissolution of the Company, the Purchase Date with respect to outstanding Options shall be the business day immediately preceding the effective date of such merger, consolidation, acquisition, liquidation or dissolution unless the Board or the Committee shall, in its sole discretion, provide for the assumption or substitution of such Options in a manner complying with Code Section 424(a).

     19.3 Limitations

     The grant of Options will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 20. REGISTRATION

     The Company shall be under no obligation to any Participant to register for offering or resale under the Securities Act of 1933, as amended, or register or qualify under state securities laws, any shares of Stock. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

SECTION 21. EFFECTIVE DATE

     The Plan's effective date is the date on which it is approved by the Company's shareholders.

                                                             Appendix B

                         EMERITUS CORPORATION
            AMENDED AND RESTATED 1995 STOCK INCENTIVE PLAN

                          SECTION 1. PURPOSE

     The purpose of the Emeritus Corporation 1995 Stock Incentive Plan (the "Plan") is to enhance the long-term profitability and shareholder value of Emeritus Corporation, a Washington corporation (the "Company"), by offering incentives and rewards to those employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2 below) who are key to the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

                        SECTION 2. DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as set forth below:

2.1 Award

     "Award" means an award or grant made to a Participant pursuant to the Plan, including, without limitation, awards or grants of Options, Stock Appreciation Rights, Stock Awards, Other Stock-Based Awards or any combination of the foregoing (including any Dividend Equivalent Rights granted in connection with such Awards).

2.2 Board

     "Board" means the Board of Directors of the Company.

2.3 Cause

     "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

2.4 Code
     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.5 Common Stock

     "Common Stock" means the common stock, par value $.0001 per share, of the Company.

2.6 Corporate Transaction

     "Corporate Transaction" means any of the following events:

          (a) Approval by the holders of the Common Stock of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

          (b) Approval by the holders of the Common Stock of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary (as the term "subsidiary" is defined in Section 8.3 of the Plan) of the Company; or

          (c) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

2.7 Disability

     "Disability" means "disability" as that term is defined for purposes of the Company's Group Life, Disability Income, Medical and Dental Plan or other similar successor plan applicable to salaried employees.

2.8 Dividend Equivalent Right

     "Dividend Equivalent Right" means an Award granted under Section 12 of the Plan.

2.9 Early Retirement

     "Early Retirement" means retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

2.10 Exchange Act

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.11 Fair Market Value

     "Fair Market Value" means the closing price, or if there is no closing price, the mean between the high and low sale price of shares of Common Stock on the American Stock Exchange on the day the option is granted or, if no Common Stock was traded on such date, on the next succeeding day on which Common Stock is so traded.

2.12 Good Reason

     "Good Reason" means the occurrence of any of the following events or conditions:

          (a) a change in the Holder's status, title, position or responsibilities (including reporting responsibilities) that, in the Holder's reasonable judgment, represents a substantial reduction of the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Holder of any duties or responsibilities that, in the Holder's reasonable judgment, are inconsistent with such status, title, position or responsibilities; or any removal of the Holder from or failure to reappoint or reelect the Holder to any of such positions, except in connection with the termination of the Holder's employment for Cause, for Disability or as a result of his or her death, or by the Holder other than for Good Reason;

          (b) a reduction in the Holder's annual base salary;

          (c) the Company's requiring the Holder (without the Holder's consent) to be based at any place outside a 35-mile radius of his or her place of employment prior to a Corporate Transaction, except for reasonably required travel on the Company's business that is not materially greater than such travel requirements prior to the Corporate Transaction;

          (d) the Company's failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Holder was participating at the time of a Corporate Transaction, including, but not limited to, the Plan, or (ii) provide the Holder with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to the Corporate Transaction (or as in effect following the Corporate Transaction, if greater);

          (e) any material breach by the Company of any provision of the Plan; or

          (f) any purported termination of the Holder's employment or service for Cause by the Company that does not comply with the terms of the Plan.

2.13 Grant Date

     "Grant Date" means the date designated in a resolution of the Plan Administrator as the date an Award is granted. If the Plan
Administrator does not designate a Grant Date in the resolution, the Grant Date shall be the date the Plan Administrator adopted the resolution.

2.14 Holder

      "Holder" means: (a) the Participant to whom an Award is granted;
(b) for a Holder who has died, the personal representative of the Holder's estate, the person(s) to whom the Holder's rights under the Award have passed by will or by the applicable laws of default and distribution or the beneficiary designated in accordance with Section 14; or (c) the person(s) to whom an Award has been transferred in accordance with Section 14.

2.15 Incentive Stock Option

      "Incentive Stock Option" means an Option to purchase Common Stock granted under Section 7 of the Plan with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

2.16 Nonqualified Stock Option

     "Nonqualified Stock Option" means an Option to purchase Common Stock granted under Section 7 of the Plan other than an Incentive Stock Option.

2.17 Option

     "Option" means the right to purchase Common Stock granted under
Section 7 of the Plan.

2. 18 Other Stock-Based Award

     Other Stock-Based Award" means an Award granted under Section 11 of the Plan.

2. 19 Participant

     "Participant" means an individual who is a Holder of an Award or, as the context may require, any employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary who has been designated by the Plan Administrator as eligible to participate in the Plan.

2.20 Plan Administrator

     "Plan Administrator" means any committee of the Board designated to administer the Plan under Section 3.1 of the Plan.

2.21 Restricted Stock

     "Restricted Stock" means shares of Common Stock granted under
Section 10 of the Plan the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

2.22 Retirement

     "Retirement" means retirement as of the individual's normal retirement date under a company's profit sharing, savings or other similar plan applicable to salaried employees, or as otherwise established by the Plan Administrator.

2.23 Stock Appreciation Right

     "Stock Appreciation Right" means an Award granted under Section 9 of the Plan.

2.24 Stock Award

     "Stock Award" means an Award granted under Section 10 of the Plan.

2.25 Subsidiary

     "Subsidiary," except as provided in Section 8.3 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan
Administrator, and any entity that may become a direct or indirect parent of the Company.

                       SECTION 3. ADMINISTRATION

3.1 Plan Administrator

     The Plan shall be administered by a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board (the "Plan Administrator"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and
(b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

3.2 Administration and Interpretation by the Plan Administrator

     Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

                 SECTION 4. STOCK SUBJECT TO THE PLAN

4.1 Authorized Number of Shares

     Subject  to  adjustment from time to time as provided  in  Section
15.1 of the Plan, a maximum of 1,450,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2 Individual Award Limit

     Subject to adjustment from time to time as provided in Section 15.1, not more than 300,000 shares of Common Stock may be made subject to Awards of Options or Stock Appreciation Rights under the Plan to any individual Participant in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

4.3 Reuse of Shares

     Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan. Shares that are subject to tandem Awards shall be counted only once.

                        SECTION 5. ELIGIBILITY

     Awards may be granted under the Plan to those officers and key employees (including directors who are also employees) of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be made to consultants and agents who provide services to the Company and its Subsidiaries.

                           SECTION 6. AWARDS

6.1 Form and Grant of Awards

     The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Stock Awards, Other Stock-Based Awards and Dividend Equivalent Rights. Awards may be made singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other. Awards may also be made in combination or in tandem with, as alternatives to, or as the payment form for, grants or rights under any other employee or compensation plan of the Company.

6.2 Acquired Company Awards

     Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Participants and Holders.

                     SECTION 7. AWARDS OF OPTIONS

7.1 Grant of Options

     The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2  Option Exercise Price

     The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options and not less than 85% of the Fair Market Value of the Common Stock on the date such Option is granted with respect to Nonqualified Stock Options.

7.3  Term of Options

      The term of each Option shall be as established by the Plan
Administrator or, if not so established, shall be 10 years from the Grant Date.

7.4  Exercise of Options

      The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:


  Period of Holder's Continuous
          Employment or
   Service With the Company or
         Its Subsidiaries             Percent of Total Option That Is
    From the Option Grant Date             Vested and Exercisable
           After 1 year                               33 1/3%
           After 2 year                               33 1/3%
           After 3 year                               33 1/3%

     To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5 of the Plan. The Plan Administrator may determine at any time that an Option may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option).

7.5 Payment of Exercise Price

     The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check, or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, a combination of cash and/or check (if any) and one or both of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under
Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or (b) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, to the extent permitted by the Plan Administrator in its sole discretion, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 7.5, by (y) a full-recourse promissory note delivered pursuant to Section 16 or (z) such other consideration as the Plan Administrator may permit.

7.6 Post-Termination Exercises

     The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time. In case of termination of the Holder's employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares purchasable by the Holder at the date of such termination, only: (a) within three years after the date of termination of the Holder's employment or services if such termination is coincident with Retirement, Early Retirement at the Company's request or Disability or
(b) within three months after the date of termination of the Holder's employment or services if such termination of the Holder's employment or services is for any reason other than Retirement, Early Retirement at the Company's request or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Holder's death may be exercised, to the extent of the number of shares purchasable by the Holder at the date of the Holder's death, by the personal representative of the Holder's estate entitled thereto at any time or from time to time within three years after the date of death, but in no event later than the remaining term of the Option. In case of termination of the Holder's employment or services for Cause, the Option shall automatically terminate upon first notification to the Holder of such termination, unless the Plan Administrator determines otherwise. If a Holder's employment or services with the Company are suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder's rights under any Option likewise shall be suspended during the period of investigation. Any portion of an Option that is not exercisable on the date of termination of the Holder's employment or services shall terminate on such date unless the Plan Administrator determines otherwise. A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. Unless the Plan Administrator determines otherwise, a leave of absence approved in accordance with Company procedures shall not be considered a termination of employment or services, except that with respect to Incentive Stock Options such leave of absence shall be subject to any requirements of Section 422 of the Code.

             SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

     To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1 Dollar Limitation

     To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2  10% Shareholders

     If a Participant owns 10% or more of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years.

8.3 Eligible Employees

     Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3 of the Plan, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

8.4  Term

     The term of an Incentive Stock Option shall not exceed 10 years.

8.5 Exercisability

     An Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death to qualify for Incentive Stock Option tax treatment, except that in the case of termination of employment due to Disability, such Option must be exercised within one year after such termination.

                 SECTION 9. STOCK APPRECIATION RIGHTS

9.1 Grant of Stock Appreciation Rights

     The Plan Administrator may grant a Stock Appreciation Right separately or in tandem with a related Option.

9.2 Tandem Stock Appreciation Rights

     A Stock Appreciation Right granted in tandem with a related Option will give the Holder the right to surrender to the Company all or a portion of the related Option and to receive an appreciation distribution (in shares of Common Stock or cash or any combination of shares and cash, as the Plan Administrator shall determine at any time) in an amount equal to the Fair Market Value for the date the Stock Appreciation Right is exercised over the exercise price per share of the right, which shall be the same as the exercise price of the related Option. A tandem Stock Appreciation Right will have the same other terms and provisions as the related Option. Upon and to the extent a tandem Stock Appreciation Right is exercised, the related Option will terminate.

9.3 Stand-Alone Stock Appreciation Rights

     A Stock Appreciation Right granted separately and not in tandem with an Option will give the Holder the right to receive an appreciation distribution in an amount equal to the excess of the Fair Market Value for the date the Stock Appreciation Right is exercised over the per share exercise price of the right. A stand-alone Stock Appreciation Right will have such terms as the Plan Administrator may determine, except that the per share exercise price of the right must be at least equal to 85% of the Fair Market Value on the Grant Date and the term of the right, if not otherwise established by the Plan Administrator, shall be 10 years from the Grant Date.

9.4 Exercise of Stock Appreciation Rights

     Unless otherwise provided by the Plan Administrator in the instrument that evidences the Stock Appreciation Right, the provisions of Section 7.6 of the Plan relating to the termination of a Holder's employment or services shall apply equally, to the extent applicable, to the Holder of a Stock Appreciation Right.

                       SECTION 10. STOCK AWARDS

10.1 Grant of Stock Awards

     The Plan Administrator is authorized to make Awards of Common Stock to Participants on such terms and conditions and subject to such restrictions, if any (whether based on performance standards, periods of service or otherwise), as the Plan Administrator shall determine, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of Restricted Stock shall occur by reason of termination of the Holder's services.

10.2 Issuance of Shares

     Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Holder's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Holder or, in the case of the Holder's death, to the personal representative of the Holder's estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

10.3 Waiver of Restrictions

     Notwithstanding any other provisions of the Plan, the Plan
Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

                 SECTION 11. OTHER STOCK-BASED AWARDS

     The Plan Administrator may grant other Awards under the Plan pursuant to which shares of Common Stock (which may, but need not, be shares of Restricted Stock pursuant to Section 10 of the Plan) are or may in the future be acquired, or Awards denominated in stock units, including ones valued using measures other than market value. Such Other Stock-Based Awards may be granted alone or in addition to or in tandem with any Award of any type granted under the Plan and must be consistent with the Plan's purpose.

                SECTION 12. DIVIDEND EQUIVALENT RIGHTS

     Any Awards under the Plan may, in the Plan Administrator's discretion, earn Dividend Equivalent Rights. In respect of any Award that is outstanding on the dividend record date for Common Stock, the Participant may be credited with an amount equal to the cash or stock dividends or other distributions that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Plan

Administrator shall establish such rules and procedures governing the crediting of Dividend Equivalent Rights, including the timing, form of payment and payment contingencies of such Dividend Equivalent Rights, as it deems are appropriate or necessary.

          SECTION 13. LOANS, LOAN GUARANTEES AND INSTALLMENT
                               PAYMENTS

     To assist a Holder (including a Holder who is an officer or director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (a) the extension of a loan to the Holder by the Company, (b) the payment by the Holder of the purchase price, if any, of the Common Stock in installments, or (c) the guarantee by the Company of a loan obtained by the grantee from a third party. The terms of any loans, installment payments or guarantees, including the interest rate and terms of repayment, will be subject to the Plan Administrator's discretion. Loans, installment payments and guarantees may be granted with or without security. The maximum credit available is the purchase price, if any, of the Common Stock acquired plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.

                       SECTION 14. ASSIGNABILITY

     No Option, Stock Appreciation Right, Other Stock-Based Award or Dividend Equivalent Right granted under the Plan may be assigned, pledged or transferred by the Holder other than by will or by the laws of descent and distribution, and during the Holder's lifetime, such Awards may be exercised only by the Holder or a permitted assignee or transferee of the Holder (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder's death; provided, however, than any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

                        SECTION 15. ADJUSTMENTS

15.1 Adjustment of Shares

     In the event that at any time or from time to time a stock dividend, ,stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in (i) the maximum number of and kind of securities subject to the Plan as set forth in Section 4.1 of the Plan, (ii) the maximum number and kind of securities that may be made subject to Awards to any individual Participant as set forth in Section 4.2 of the Plan, and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a Corporate Transaction shall not be governed by this Section 15.1 but shall be governed by Section 15.2

15.2 Corporate Transaction

     Except as otherwise provided in the instrument that evidences the Award, in the event of any Corporate Transaction, each Option, Stock Appreciation Right or Stock Award that is at the time outstanding shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested, except that such acceleration will not occur if in the opinion of the Company's accountants it would render unavailable "pooling of interest" accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment. All such Awards shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the successor corporation or its parent corporation. Any such Awards that are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall be accelerated in the event the Holder's employment or services should subsequently terminate within two years following such Corporate Transaction, unless such employment or services are terminated by the Company for Cause or by the Holder voluntarily without Good Reason. Notwithstanding the foregoing, no

Incentive Stock Option shall become exercisable pursuant to this
Section 15.2 without the Holder's consent, if the result would be to cause such Option not to be treated as an Incentive Stock Option
(whether by reason of the annual limitation described in Section 8.1 of the Plan or otherwise).

15.3 Further Adjustment of Awards

     Subject to Section 15.2 of the Plan, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, payment or settlement or lifting restrictions, differing methods for calculating payments or settlements, alternate forms and amounts of payments and settlements, and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

15.4 Limitations

     The grant of Awards will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                   SECTION 16. WITHHOLDING OF TAXES

     The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, exercise, payment or settlement of any Award. In such instances, the Plan Administrator may, in its discretion and subject to the Plan and applicable law, permit the Holder to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation.

             SECTION 17. AMENDMENT AND TERMINATION OF PLAN


17.1 Amendment of Plan

     The Plan may be amended by the shareholders of the Company. The Board may also amend the Plan in such respects as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted or that may be used in payment of Stock Appreciation Rights, Other Stock-Based Awards or Dividend Equivalent Rights under the Plan or that may be issued as Restricted Stock, (b) materially modify the class of persons eligible to receive Awards, (c) materially increase the benefits accruing to Participants under the Plan, or (d) otherwise require shareholder approval under any applicable law or regulation.

17.2 Termination of Plan

     The shareholders or the Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the Plan's effective date.

17.3 Consent of Holder

     The amendment or termination of the Plan shall not, without the consent of the Holder of any Award under the Plan, alter or impair any rights or obligations under any Award theretofore granted under the Plan.

                          SECTION 18. GENERAL

18.1 Notification

     The Plan Administrator shall promptly notify a Participant of an Award, and a written grant shall promptly be executed and delivered by or on behalf of the Company.

18.2 Continued Employment or Services; Rights in Awards

     Neither the Plan, participation in the Plan as a Participant nor any action of the Plan Administrator taken under the Plan shall be construed as giving any Participant or employee of the Company any right to be retained in the employ of the Company or limit the Company's right to terminate the employment or services of the Participant or employees.

18.3 Registration

     The Company shall be under no obligation to any Participant to register for offering or resale under the Securities Act of 1933, as amended, or register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

18.4 No Rights as a Shareholder

     No Option, Stock Appreciation Right or Other Stock-Based Award shall entitle the Holder to any dividend (except to the extent provided in an Award of Dividend Equivalent Rights), voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Awards, free of all applicable restrictions.

18.5 Compliance With Laws and Regulations

     It is the Company's intention that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act, and, if any Plan provision is later found not to be in compliance with such Rule, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

18.6 No Trust or Fund

     The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.7 Severability

     If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

                      SECTION 19.  EFFECTIVE DATE

     The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's shareholders at any time within 12 months of such adoption.

                             [PROXY CARD]

                                [FRONT]

                         EMERITUS CORPORATION

   PROXY FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY
                               20, 1998
      This proxy is solicited on behalf of the Board of Directors

          The undersigned hereby appoint(s) Daniel R. Baty and Raymond
R. Brandstrom, and each of them, as proxies with full power of substitution and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Emeritus Corporation held of record by the undersigned on March 27, 1998 at the 1998 Annual Meeting of Shareholders to be held at the Columbia Winery, Milestone Room, 14030 N.E. 145th Street, Woodinville, Washington 98072, at 10:00 a.m. on Wednesday, May 20, 1998, with authority to vote upon the following matters and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

     In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting or any adjournment or postponement thereof. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" ALL THE OTHER ITEMS.

          The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of Annual Meeting of Shareholders and a Proxy Statement dated April 13, 1998.

            IMPORTANT - Please Date and Sign on the Other Side



                                [BACK]



                                                       Please mark
                                                       your votes      ( )
                                                       as indicated

                               FOR       WITHHOLD AUTHORITY
                               All    to vote for all nominees
1.  ELECTION OF DIRECTORS    Nominees       listed below         2.  APPROVAL OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN  ( ) ( ) ( )

    Election of the            ( )               ( )             3.  AMENDMENT OF THE 1995 STOCK INCENTIVE COMPENSATION ( ) ( ) ( )
    following nominees to                                            PLAN
    serve as directors in
    the class indicated and
    for the term indicated
    until their successors
    are elected and
    qualified:

    Class II (term expiring 2001):                               4.  RATIFICATION OF THE APPOINTMENT OF KPMG PEAT       ( ) ( ) ( )
    Tom A. Alberg   Raymond R. Brandstrom  David T. Hamamoto         MARWICK LLP AS THE COMPANY'S INDEPENDENT PUBLIC
                                                                     ACCOUNTS FOR FISCAL YEAR 1998

    Unless  otherwise directed, all votes will be apportioned                           I plan to attend the Annual Meeting ( )
    equally  among those persons for whom authority is  given
    to vote.

    Write  name(s)  of nominee(s) for whom vote  is  withheld
    below.
       ________________________________________________


                                                                                 Please sign below exactly as your name appears
                                                                                 on your stock certificate.  When shares are
                                                                                 held jointly, each person must sign.  When
                                                                                 signing as attorney, executor, administrator,
                                                                                 trustee or guardian, please give full title as
                                                                                 such.  An authorized person should sign on
                                                                                 behalf of corporations, partnerships and
                                                                                 associations and give his or her title.
                                                                                 Date ____________________________________, 1998

                                                                                 ------------------------------------------------
                                                                                                    Signature

                                                                                 ------------------------------------------------
                                                                                            Signature if held jointly


YOUR VOTE IS IMPORTANT, PROMPT RETURN OF THIS PROXY CARD WILL HELP SAVE
            THE EXPENSE OF ADDITIONAL SOLICITATION EFFORTS